CUSIP NO. 042873 10 9

Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 16a-3(j) and Rule 13d-1(k)(1) and under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of Forms 3, 4, 5 and Schedules 13D and 13G (including any and all amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Arsanis, Inc. and further agree that this Joint Filing Agreement shall be included as an exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such Forms 3, 4, 5 and Schedules 13D and l3G and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein; provided that no party is responsible for the completeness or accuracy of the information concerning any other filing party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original instrument, but all of such counterparts together shall constitute one agreement.

In evidence thereof, the undersigned, being duly authorized, hereby execute this Joint Filing Agreement as of February 14, 2018.

SVLSF V, LLC

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SV LIFE SCIENCES FUND V (GP), L.P.
By: SVLSF V LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SV LIFE SCIENCES FUND V, L.P.
By: SV Life Sciences Fund V (GP), L.P., its General Partner
By: SVLSF V, LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SV LIFE SCIENCES FUND V STRATEGIC PARTNERS, L.P.
By: SV Life Sciences Fund V (GP), L.P., its General Partner
By: SVLSF V, LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SVLSF VI, LLC

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

CUSIP NO. 042873 10 9

SV LIFE SCIENCES FUND VI (GP), L.P.
By: SVLSF VI, LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SV LIFE SCIENCES FUND VI, LP.
By: SV Life Sciences Fund VI (GP), L.P., its General Partner
By: SVLSF VI, LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member

SV LIFE SCIENCES FUND VI STRATEGIC PARTNERS, L.P.
By: SV Life Sciences Fund VI (GP), L.P., its General Partner
By: SVLSF VI, LLC, its General Partner

By:	/s/ Denise Marks
Name:	Denise Marks
Title:	Member